
Amedisys™
Amedisys


Amedisys™

A Healthy Investment

NASDAQNM: AMED

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its management should be considered in light of those factors.

Amedisys Facts

Regionally focused provider of home care services

Revenue run rate of $130 million

Revenue increased 24% in the nine months ended Sept. 30th

89% of revenue generated from Medicare

Solid operating income

9.2 million shares outstanding

Largest Home Nursing Company in the South


63 Locations
1
1
12
4
1
23
12
2
5
2

Leader in the Largest Industry Segment


Total in 2001 - $41.3 Billion
14%
10%
6%
70%
Nursing
Infusion
Respiratory
DME

Nursing
Amedisys
Gentiva
National Home Health Care

Respiratory
Apria
Lincare

Infusion
Option Care

Financial Performance

Revenue Growth



$35.0
$30.0
$25.0
$20.0
$15.0
In Millions
$22.1
$27.2
$29.7
$31.1
$31.9
$32.9
$33.1
1st Q 01
2nd Q 01
3rd Q 01
4th Q 01
1st Q 02
2nd Q 02
3rd Q 02

Financial Performance

	NINE MONTHS ENDED SEPTEMBER 30th	
	2002	2001
Net Revenue	$97.8	$79.0
Operating Income	$ 8.4	$ 4.5
EPS – Fully Diluted and Fully Taxed	$ 0.50	$ 0.22
	In millions except per share data	

Amedisys

Financial Performance

Strengthened Balance Sheet



$45.0
$40.0
$30.0
$20.0
$10.0
$0.0
In Millions
$40.1
$3.3
$22.4
$26.7
12/31/01
9/30/02
Stockholder Equity
Total Debt

Amedisys

Medicare Payment Example

Prospective Payment System	
Total Payment Per Episode	$2,500
Average Visits Per Episode	20
Direct Cost Per Visit	<u>$50</u>
Total Direct Cost Per Episode *(20 visits x $50 per visit)*	$(1,000)
Gross Margin Per Episode	$1,500

Medicare Payment Changes

Date	% Change*	Type of Change	Financial Impact*
October 1, 2002	5.05%	Reduction	$5.75M
April 1, 2003	3.00%	Reduction	$3.40M
October 1, 2003	2.00%	Increase	$2.30M

**Approximation*

Why Invest In Amedisys?

- Demonstrated capacity for profitable growth
- Positioned in a rapidly growing industry
- Clear and identifiable growth strategy
- Successful record of acquiring and integrating companies
- Strong and experienced leadership team

Strategies for Medicare Changes

- Streamline the organization
- Increase productivity standards
- Improve episode and visit management
- Implement automated data entry

What is Home Health Care?

"Medical care delivered to a homebound patient by licensed professionals supervised by the patient's physician."

Amedisys

What Does Amedisys Offer?

Care in These Areas...

- Diabetes
- Cardiac
- Orthopedics
- Cancer
- Respiratory
- Neurology
- Wound Care
- Post-Surgical
- Antibiotic Therapy
- Rehabilitation
- Pain Mgt.
- Hydration
- Malnutrition

Home Care Growth Drivers

- Trend from facility to non-facility care
- Home care is an alternative to hospital care
- 56% of inpatient care is avoidable
- Patients prefer to be treated at home
- Home care has a significant cost advantage

Home Care Growth Drivers

Average Per Diem Cost Comparison	
Inpatient Hospital	$1,000
Skilled Nursing Facility	$500
Home Health Care	$90

Amedisys

Positioned in a Growing Industry



Pop. 65 yrs. and over - U.S. 1950-2030
80
70
60
50
40
30
20
10
0
1950 1960 1970 1980 1990 2000 2010 2020 2030
Numbers in Millions
65+
85+

Source: Health, U.S. 1999, Health and Aging Chartbook, U.S. Health and Human Services Dept.



Current Patients per 1,000 Population
140
120
100
80
60
40
20
0
Women
Men
65-74 yrs
75-84 yrs
85+

Positioned in a Growing Industry


Home Healthcare Spending
$100
$80
$60
$40
$20
1980
1990
1993
1996
1997
1998
1999
2000*
2001*
2002*
2003*
2004*
2005*
2006*
2007*
2008*
2009*
2010*
Dollars in Billions
*Projected
Source: HCFA Online

Clear and Identifiable Growth Strategy…Internal

- Expand service area with start-ups
- Capitalize on industry growth in each region
  - Sales strategies specific to each market
  - Significant sales force
- Gain market share from attrition in the industry
- Attract and retain physicians through disease management programs and demonstrated clinical outcomes

Clear and Identifiable Growth Strategy...External

Enhancing existing markets within geographic footprint

Expanding in attractive, contiguous markets

Acquisitions of hospital based and multi-site agencies

Successful Record of Acquiring and Integrating Companies

Acquisition History		
Precision Home Health	April 1998	Louisiana
Columbia HCA	November 1998	Southern States
Northwest Home Health	October 2000	Georgia
Mid-Florida Home Health	November 2000	Florida
Seton Home Health Services	April 2001	Alabama
HealthCalls	June 2001	South Carolina
Christus Spohn Home Health	April 2002	Texas
Baylor All Saints Home Care	August 2002	Texas

Long Term Revenue Growth Potential

Same Store Growth	=	Episode Growth 10%	+ Payment Increase* 2%	12%
Agency Start-Ups				3%
Targeted Acquisitions				15%
Long Term Revenue Growth Potential				**30%**

*Estimated Medicare Payment Increase from 2003 forward

Leadership Team

Executive Team

William F.Borne,
Founder, CEO

Larry R. Graham,
Chief Operating Officer

Gregory H. Browne,
Chief Financial Officer

Board of Directors

William F. Borne, Chairman

Ronald A. LaBorde

Jake L. Netterville

David R. Pitts

Peter R. Ricchiuti

Independent Directors, Elected in 1997

Amedisys

Why Invest in Amedisys?

- Demonstrated capacity for profitable growth
- Positioned in a rapidly growing industry
- Clear and identifiable growth strategy
- Successful record of acquiring and integrating companies
- Strong and experienced leadership team


Amedisys

A Healthy Investment

NASDAQNM: AMED